Benefit Plans 4 (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Jun. 30, 2013
One-Percentage Point Change in Assumed Health Care Cost Trend Rates
Effect on total service and interest cost components of periodic expense (Increase)	$ 59
Effect on total service and interest cost components of periodic expense (Decrease)	(47)
Effect on postretirement benefit obligation (Increase)	339
Effect on postretirement benefit obligation (Decrease)	$ (295)